UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2005

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing its financial and operating results for the third quarter ended December 31, 2004.

Also on February 4, 2005, the Registrant hosted a conference call to discuss these results. A copy of the transcript of the Registrant’s conference call on February 4, 2005 is attached hereto as Exhibit 99.2.

ITEM 2.05. Costs associated with Exit or Disposal Activities

Attached hereto as Exhibit 99.1 is a copy of the Registrant’s press release announcing next phase of Vision 21 initiative designed to reduce costs by $60 - $73 million annually.

ITEM 9.01. Financial Statements and Exhibits

(a)	Not required.

(b)	Not required.

(c)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ F. Mark Wolfinger
Dated: February 4, 2005		F. Mark Wolfinger Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 4, 2005 of Danka Business Systems PLC announcing its financial and operating results for the third quarter ended December 31, 2004 and next phase of Vision 21 initiative designed to reduce costs by $60 - $73 million annually.

99.2	Transcript of conference call, dated February 4, 2005.